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                                                                   EXHIBIT 10.27

                     Amendment No. 3 to Debtor-In-Possession

                               Financing Agreement

         This AMENDMENT NO. 3 TO THE DEBTOR-IN-POSSESSION FINANCING AND SECURITY AGREEMENT (this "Amendment No. 3"), dated as of May 30, 2003, by and among Oakwood Homes Corporation, as a debtor and a debtor-in-possession, a North Carolina corporation (the "Parent"), the affiliates of the Parent set forth on the signature pages hereto, each as a debtor and a debtor-in-possession (together with the Parent, individually a "Debtor Borrower" and collectively, the "Debtor Borrowers"), Oakwood Servicing Holdings Co., LLC, a Nevada limited liability company (individually the "Non-Debtor Borrower" and collectively with the Debtor Borrowers, the "Borrowers"), the financial institutions set forth on the signature pages hereto (each individually a "Tranche A Lender" and collectively, the "Tranche A Lenders") and Greenwich Capital Financial Products, Inc., a Delaware corporation, as agent for the Tranche A Lenders (in such capacity, the "Agent"). Reference is made to the Debtor-in-Possession Financing and Security Agreement dated as of January 28, 2003, as amended by Amendment No. 1 to Debtor-In-Possession Financing and Security Agreement dated as of February 27, 2003 ("Amendment No. 1") and Amendment No. 2 to Debtor-In-Possession Financing and Security Agreement ("Amendment No. 2") (collectively the "Financing Agreement") among the Borrowers, the Tranche A Lenders and the Agent.

         SECTION 1. All terms used in this Amendment No. 3 which are defined in the Financing Agreement and which are not defined herein have the same meanings as set forth in the Financing Agreement.

         SECTION 2. This Amendment No. 3 hereby incorporates all terms and conditions in Amendment No. 1, which is attached as Exhibit A hereto, and Amendment No. 2, which is attached as Exhibit B hereto, other than those terms and conditions which are being expressly amended herein.

         SECTION 3. Each of the undersigned agrees to amend Section 7.01(v) of the Financing Agreement so that it reads as follows:

                  File (A) a disclosure statement and a plan of reorganization by February 15, 2003; (B) obtain an order of the Bankruptcy Court approving such disclosure statement by July 31, 2003 (the "Disclosure Statement Date"); and (C) obtain an order of the Bankruptcy Court confirming a plan of reorganization, which order shall have become final and non-appealable by August 29, 2003 (the "Confirmation Date"); provided, however, if by the Disclosure Statement Date the Debtor Borrowers have (i) obtained committed exit financing including a corporate revolver of at least $75,000,000 (the "Exit Facility"), with such exit financing being subject only to standard material adverse change clauses and confirmation of a plan of reorganization (and with all amounts outstanding under the Tranche A Facility as of the Disclosure Statement Date and at all times thereafter being limited to availability under the Exit Facility minus applicable exit and other fees related to the Tranche A Facility), and (ii) the Creditors Committee has agreed in writing not to oppose the Debtor Borrowers' entry into such

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     Exit Facility, then the Confirmation Date shall be extended for so long as the Debtor Borrowers are using commercially reasonable efforts and acting in good faith to obtain entry of the confirmation order, but in no event shall such Confirmation Date be extended past September 30, 2003; provided further that a breach of any of the foregoing covenants in this Section 7.01(v) shall not become an Event of Default unless all the Tranche A Lenders so agree.

         SECTION 4. The amendments contained in Sections 2 and 3 are limited in effect, shall apply only as expressly set out herein and shall not constitute, or be deemed to be a consent to any other transaction or a waiver or amendment of any other provisions of the Financing Agreement, except as specified herein. Except as aforesaid, the Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         SECTION 5. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. This Amendment No. 3 shall become effective upon receipt by the Agent of counterparts of this Amendment No. 3 executed by each of the Borrowers, the Agent and the Lenders.

                                       2

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      BORROWERS:

                                      OAKWOOD HOMES CORPORATION,
                                      a North Carolina corporation

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Executive Vice President

                                      OAKWOOD ACCEPTANCE CORPORATION,
                                      LLC, a Delaware limited liability company

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

                                      OAKWOOD SHARED SERVICES, LLC,
                                      a Delaware limited liability company

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

                                      OAKWOOD SERVICING HOLDINGS CO., LLC

                                      a Nevada limited liability company

                                      _________________________________
                                      By: Randelle R. Smith
                                      Its: Assistant Treasurer

               [ADDITIONAL BORROWERS LISTED ON THE FOLLOWING PAGE]

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                                      OAKWOOD MOBILE HOMES, INC.,
                                      a North Carolina corporation

                                      _________________________________
                                      By:   Robert A. Smith
                                      Its: Vice President

                                      CREST CAPITAL, LLC,
                                      a Nevada limited liability company

                                      _________________________________
                                      By: Randelle R. Smith
                                      Its: Vice President

                                      FSI FINANCIAL SERVICES, INC.,
                                      a Michigan corporation

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

                                      TRI-STATE INSURANCE AGENCY, INC.,
                                      a Michigan corporation

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

               [ADDITIONAL BORROWERS LISTED ON THE FOLLOWING PAGE]

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                                      HBOS MANUFACTURING, LP,
                                      a Delaware limited partnership

                                             By:  Oakwood Mobile Homes, Inc.,
                                                  Its general partner

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

                                      PREFERRED HOUSING SERVICES, LP, a
                                      Delaware limited partnership

                                           By:  Oakwood Mobile Homes, Inc.,
                                                Its general partner

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

                                      NEW DIMENSION HOMES, INC.,
                                      a Delaware corporation

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

                                      GOLDEN WEST LEASING, LLC,
                                      a Nevada limited liability company

                                      _________________________________
                                      By: Randelle R. Smith
                                      Its: Vice President

               [ADDITIONAL BORROWERS LISTED ON THE FOLLOWING PAGE]

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                                      DREAMSTREET COMPANY, LLC,
                                      a Delaware limited liability company

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

                                      HOME SERVICE CONTRACT, INC.,
                                      a Michigan corporation

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

                                      SUBURBAN HOME SALES, INC.,
                                      a Michigan corporation

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

                                      OAKWOOD MHD4, LLC,
                                      a Delaware limited liability company

                                      _________________________________
                                      By: Robert A. Smith
                                      Its: Vice President

                    [AGENT AND LENDER SIGNATURE PAGE FOLLOWS]

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                                      AGENT AND TRANCHE A LENDER:

                                      GREENWICH CAPITAL FINANCIAL
                                      PRODUCTS, INC.

                                      By:  _____________________________________
                                           Name:
                                           Title:

                                      TRANCHE A LENDER:

                                      BH FINANCE LLC

                                      By:  _____________________________________
                                           Name:
                                           Title:

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                                    EXHIBIT A

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                                    EXHIBIT B